                                                                                                             Exhibit Exhibit (31.2)

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Rebecca A. Roof, certify that:

1.  I have reviewed this Quarterly Report on Form 10-Q/A of Eastman Kodak Company; and

2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Rebecca A. Roof
Rebecca A. Roof
Interim Chief Financial Officer

Date:           October 18, 2013